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EX-32  SECTION 1350 CERTIFICATION OF JAMES H. ALEXANDER AND DANNIE SHAVER

                           SECTION 1350 CERTIFICATION

         In connection with the annual report of Everlert, Inc. ("Company") on Form 10-KSB for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 23, 2004                     By: /s/ James H. Alexander
                                              ----------------------
                                              James H. Alexander, President



Dated: April 23, 2004                     By: /s/ Dannie Shaver
                                              -----------------
                                              Dannie Shaver, Secretary/Treasurer